POWER OF ATTORNEY


         Each of the undersigned Trustees of The Wright Asset Allocation Trust, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Peter M. Donovan, A. M. Moody III, Alan Dynner and H. Day Brigham, Jr. , and each of them acting singly, to be his true, sufficient and lawful attorneys, with full power of substitution to each of them, and each of them acting singly, to sign for him, in his name and in the capacities indicated below, (1) the Registration Statements on Form N-8A and Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), (2) any and all amendments to the Registration Statements on Form N-8A and Form N-1A,
(3) any and all other documents and papers relating thereto, and generally to do all such things in his name and on his behalf in the capacities indicated below to enable the Portfolio Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to any and all such documents.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 17th day of June, 1997.



/s/ Peter M. Donovan                                 /s/ A.M. Moody III
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Peter M. Donovan                                     A.M. Moody III


/s/ H. Day Brigham, Jr.                              /s/ Lloyd F. Pierce
-----------------------                              ---------------------
H. Day Brigham, Jr.                                  Lloyd F. Pierce


/s/ Winthrop S. Emmet                                /s/ Raymond Van Houtte
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Winthrop S. Emmet                                    Raymond Van Houtte


/s/ Leland Miles                                     /s/ Richard E. Taber
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Leland Miles                                         Richard E. Taber